Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     IN connection with the Quarterly Report on Form 10-Q of Presidential Realty Corporation (the "Company") for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey F. Joseph, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


                                                Presidential Realty Corporation

                                                By: /s/ Jeffrey F. Joseph
                                                    -------------------------
                                                    Jeffrey F. Joseph
                                                    Chief Executive Officer


         Date: November 12, 2003